INVESCO LIMITED MATURITY TREASURY FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2015
FILE NUMBER :       811-05686
SERIES NO.:         2

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                          $       2
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class A2                         $       1
           Class Y                          $       0
           Class R5                         $       1

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                          $  0.0005
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class A2                         $  0.0005
           Class Y                          $  0.0005
           Class R5                         $  0.0028

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                              3,548
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class A2                             2,553
           Class Y                                639
           Class R5                                64

74V.   1   Net asset value per share (to nearest cent)
           Class A                          $   10.42
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class A2                         $   10.42
           Class Y                          $   10.42
           Class R5                         $   10.42

INVESCO U.S. GOVERNMENT FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2015
FILE NUMBER :       811-05686
SERIES NO.:         4

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                              $   4,218
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                              $      41
           Class C                              $     126
           Class R                              $      34
           Class Y                              $      54
           Investor Class                       $     315
           Class R5                             $      25

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                              $  0.0622
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                              $  0.0283
           Class C                              $  0.0281
           Class R                              $  0.0508
           Class Y                              $  0.0736
           Investor Class                       $  0.0634
           Class R5                             $  0.0784

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                 68,648
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class B                                  1,305
           Class C                                  4,607
           Class R                                    671
           Class Y                                  1,189
           Investor Class                           4,827
           Class R5                                   215

74V.   1   Net asset value per share (to nearest cent)
           Class A                              $    8.95
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                              $    8.98
           Class C                              $    8.94
           Class R                              $    8.96
           Class Y                              $    8.96
           Investor Class                       $    8.96
           Class R5                             $    8.95

INVESCO MONEY MARKET FUND                                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2015
FILE NUMBER :       811-05686
SERIES NO.:         6

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Invesco Cash Reserve Shares                   $      33
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class AX                                      $       6
           Class B                                       $       1
           Class BX                                      $      --
           Class C                                       $       3
           Class CX                                      $      --
           Class R                                       $       2
           Class Y                                       $       1
           Investor Class                                $       6

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Invesco Cash Reserve Shares                   $  0.0000
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class AX                                      $  0.0000
           Class B                                       $  0.0000
           Class BX                                      $  0.0000
           Class C                                       $  0.0000
           Class CX                                      $  0.0000
           Class R                                       $  0.0000
           Class Y                                       $  0.0000
           Investor Class                                $  0.0000

74U.   1   Number of shares outstanding (000's Omitted)
           Invesco Cash Reserve Shares                     787,961
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class AX                                        125,374
           Class B                                          19,143
           Class BX                                          2,739
           Class C                                          95,515
           Class CX                                          7,043
           Class R                                          39,849
           Class Y                                          19,070
           Investor Class                                  157,222

74V.   1   Net asset value per share (to nearest cent)
           Invesco Cash Reserve Shares                   $    1.00
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class AX                                      $    1.00
           Class B                                       $    1.00
           Class BX                                      $    1.00
           Class C                                       $    1.00
           Class CX                                      $    1.00
           Class R                                       $    1.00
           Class Y                                       $    1.00
           Investor Class                                $    1.00

INVESCO HIGH YIELD FUND                                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2015
FILE NUMBER :       811-05686
SERIES NO.:         8

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                              $  25,339
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                              $     365
           Class C                              $   2,649
           Class Y                              $   4,261
           Investor Class                       $   3,543
           Class R5                             $   3,039
           Class R6                             $   3,540

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                              $  0.1182
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                              $  0.1017
           Class C                              $  0.1014
           Class Y                              $  0.1236
           Investor Class                       $  0.1188
           Class R5                             $  0.1247
           Class R6                             $  0.1269

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                192,731
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class B                                  3,188
           Class C                                 23,510
           Class Y                                 19,701
           Investor Class                          29,404
           Class R5                                24,637
           Class R6                                30,046

74V.   1   Net asset value per share (to nearest cent)
           Class A                              $    4.16
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                              $    4.16
           Class C                              $    4.15
           Class Y                              $    4.17
           Investor Class                       $    4.16
           Class R5                             $    4.15
           Class R6                             $    4.15

INVESCO SHORT TERM BOND FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2015
FILE NUMBER :       811-05686
SERIES NO.:         10

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                          $   3,006
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class C                          $   3,298
           Class R                          $      26
           Class Y                          $     467
           Class R5                         $      10
           Class R6                         $     247

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                          $  0.0756
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class C                          $  0.0606
           Class R                          $  0.0606
           Class Y                          $  0.0822
           Class R5                         $  0.0870
           Class R6                         $  0.0870

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             41,906
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class C                             54,130
           Class R                                429
           Class Y                              6,613
           Class R5                               116
           Class R6                             2,964

74V.   1   Net asset value per share (to nearest cent)
           Class A                          $    8.57
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class C                          $    8.57
           Class R                          $    8.59
           Class Y                          $    8.57
           Class R5                         $    8.57
           Class R6                         $    8.58

INVESCO REAL ESTATE FUND                                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2015
FILE NUMBER :       811-05686
SERIES NO.:         11

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                              $   5,267
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                              $       3
           Class C                              $      65
           Class R                              $     390
           Class Y                              $   1,150
           Investor Class                       $     251
           Class R5                             $   2,620
           Class R6                             $     690

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                              $  0.1094
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                              $  0.0112
           Class C                              $  0.0112
           Class R                              $  0.0764
           Class Y                              $  0.1424
           Investor Class                       $  0.1091
           Class R5                             $  0.1569
           Class R6                             $  0.1688

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                 44,752
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class B                                    272
           Class C                                  5,473
           Class R                                  4,480
           Class Y                                  7,642
           Investor Class                           1,814
           Class R5                                15,215
           Class R6                                 4,335

74V.   1   Net asset value per share (to nearest cent)
           Class A                              $   24.60
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                              $   24.57
           Class C                              $   24.48
           Class R                              $   24.62
           Class Y                              $   24.60
           Investor Class                       $   24.55
           Class R5                             $   24.60
           Class R6                             $   24.60

INVESCO GLOBAL REAL ESTATE FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2015
FILE NUMBER :       811-05686
SERIES NO.:         12

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                          $   1,699
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                          $       8
           Class C                          $      90
           Class R                          $      91
           Class Y                          $   5,813
           Class R5                         $   2,714
           Class R6                         $   1,448

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                          $  0.0767
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                          $  0.0267
           Class C                          $  0.0267
           Class R                          $  0.0601
           Class Y                          $  0.0935
           Class R5                         $  0.1137
           Class R6                         $  0.1170

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             21,731
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class B                                205
           Class C                              3,250
           Class R                              1,513
           Class Y                             98,749
           Class R5                            22,672
           Class R6                            14,652

74V.   1   Net asset value per share (to nearest cent)
           Class A                          $   12.17
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                          $   12.17
           Class C                          $   12.18
           Class R                          $   12.17
           Class Y                          $   12.17
           Class R5                         $   12.15
           Class R6                         $   12.15

INVESCO CORPORATE BOND FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2015
FILE NUMBER :       811-05686
SERIES NO.:         17

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                          $  15,916
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                          $     430
           Class C                          $     907
           Class R                          $      74
           Class Y                          $     461
           Class R5                         $      94
           Class R6                         $     727

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                          $  0.1328
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                          $  0.1328
           Class C                          $  0.0963
           Class R                          $  0.1236
           Class Y                          $  0.1422
           Class R5                         $  0.1475
           Class R6                         $  0.1489

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                            121,342
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class B                              2,894
           Class C                              9,582
           Class R                                586
           Class Y                              3,303
           Class R5                               681
           Class R6                             5,206

74V.   1   Net asset value per share (to nearest cent)
           Class A                          $    7.02
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                          $    7.03
           Class C                          $    7.05
           Class R                          $    7.03
           Class Y                          $    7.04
           Class R5                         $    7.03
           Class R6                         $    7.03